INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2017
Income Tax [Abstract]
INCOME TAX EXPENSE
INCOME TAX EXPENSE

For the years ended December 31	2017	2016
Tax on profit
Current tax
Charge for the year	$1,125	$911
Adjustment in respect of prior years	—	(2)
	$1,125	$909
Deferred tax
Origination and reversal of temporary differences in the current year	$112	$10
Adjustment in respect of prior years	(6)	(2)
	$106	$8
Income tax expense	$1,231	$917
Tax expense related to continuing operations
Current
Canada	$7	$7
International	1,118	902
	$1,125	$909
Deferred
Canada	($97)	($30)
International	203	38
	$106	$8
Income tax expense	$1,231	$917

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. The most significant balances are Argentinean deferred tax liabilities. In 2017 and 2016, tax expense of $10 million and $23 million, respectively, primarily arose from translation losses due to the weakening of the Argentinean peso against the US dollar. These losses are included within deferred tax expense/recovery.

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2017	2016
At 26.5% statutory rate	$728	$471
Increase (decrease) due to:
Allowances and special tax deductions[1]	(96)	(134)
Impact of foreign tax rates[2]	215	113
Expenses not tax deductible	24	54
Non-taxable gains on sales of long-lived assets	(241)	—
Impairment charges not recognized in deferred tax assets	66	—
Net currency translation losses on deferred tax balances	10	23
Tax impact of profits from equity accounted investments	(7)	(5)
Current year tax losses not recognized in deferred tax assets	21	35
United States tax reform	(203)	—
Non-recognition of US AMT credits	—	13
Adjustments in respect of prior years	(6)	(4)
Increase to income tax related contingent liabilities	172	70
Impact of tax rate changes	—	(13)
United States withholding taxes	252	—
Other withholding taxes	18	11
Mining taxes	266	267
Other items	12	16
Income tax expense	$1,231	$917

[1]	We are able to claim certain allowances and tax deductions unique to extractive industries that result in a lower effective tax rate.

[2]	We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate.

United States Tax Reform
On December 22, 2017 Tax Reform was enacted in the United States.  The significant changes include:  (i) a reduction from 35% to 21% in the corporate income tax rate effective January 1, 2018, which resulted in a deferred tax recovery of $343 million on our net deferred tax liability in the US, (ii) a repeal of the corporate Alternative Minimum Tax (AMT) effective January 1, 2018, (iii) the mandatory repatriation of earnings and profits of specified foreign corporations effective December 31, 2017, which resulted in an estimated one-time 2017 toll charge of $228 million, offset by (iv) the recognition of our previously unrecognized deferred tax asset on AMT credits in the amount of $88 million, which can be used to offset the one-time toll charge.  The net one-time 2017 toll charge payable amount of $140 million is payable over 8 years.  $129 million of this amount has been recorded in other non-current liabilities (see note 29). The impact of the United States Tax Reform may differ from this estimate due to changes in interpretations and assumptions we have made and guidance that may be issued.
Proposed Framework for Acacia Operations in Tanzania and the Increase to Income Tax Related Contingent Liabilities in Tanzania
The terms of the Proposed Framework for Acacia Mining Operations in Tanzania were announced on October 19, 2017. The Proposed Framework indicates that in support of ongoing efforts to resolve outstanding tax claims, Acacia would make a payment of $300 million to the government of Tanzania, on terms to be settled by a working group. A tax provision of $128 million had been recorded prior to December 31, 2016 in respect of tax disputes related to Acacia. Of this amount, $70 million was recorded in 2016. In the third quarter of 2017, an additional amount of $172 million was recorded as current tax expense. See note 36 for further information with respect to these matters.
United States Withholding Taxes
Prior to fourth quarter 2017, we had not previously recorded withholding tax related to the undistributed earnings of our United States subsidiaries because our intention was to reinvest our current and future undistributed earnings of our United States subsidiaries indefinitely. During fourth quarter 2017, we reassessed our intentions regarding those undistributed earnings. As a result of our reassessment, we concluded that it was no longer our intent to indefinitely reinvest our current and future undistributed earnings of our United States subsidiaries, and therefore in fourth quarter 2017, we recognized an increase in our income tax provision in the amount of $252 million, representing withholding tax on the undistributed United States earnings. $150 million was recorded in the tax charge for the year, and $102 million was recorded as deferred tax expense. Of the $150 million, $130 million has been recorded in other non-current liabilities (see note 29).